UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          January 24, 2007
                                                     ---------------------------

                        Parametric Technology Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

          0-18059                                       04-2866152
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  (Commission File Number)                    (IRS Employer Identification No.)

          140 Kendrick Street
         Needham, Massachusetts                              02494-2714
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 (Address of Principal Executive Offices)                    (Zip Code)

                                 (781) 370-5000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        Section 2 - Financial Information

Item 2.02.   Results of Operations and Financial Condition.

     On January 24, 2007, Parametric Technology Corporation issued a press release announcing results for its fiscal quarter ended December 30, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.

                  Section 9 - Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

     (d)  Exhibits.

     99.1 A copy of the press release issued by Parametric Technology Corporation on January 24, 2007 is furnished herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          Parametric Technology Corporation



Date:  January 24, 2007   By:   /s/ Cornelius F. Moses, III
                               -------------------------------------------------
                               Cornelius F. Moses, III
                               Executive Vice President
                                and Chief Financial Officer